                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000

                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I")
                  Series 1995-2, Series 1995-3, Series 1995-4,
                 Series 1996-1, Series 1996-2 and Series 1996-3
             ------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                     33-94190                  13-4994650
----------------------------   -----------------------   -----------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification No.)


                 270 Park Avenue, New York, New York      10017
               ---------------------------------------  ---------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 20 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On October 16, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-2, 1995-3, 1995-4, 1996-1, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).       Exhibits

                 Exhibits          Description
                 --------          -----------

                  20.1 Monthly Reports with respect to the October 16, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2000

                                            The Chase Manhattan Bank,
                                            as Servicer

                                            By: /s/ Miriam K. Haimes
                                            ------------------------
                                            Name: Miriam K. Haimes
                                            Title: Financial Director

                                   INDEX TO EXHIBITS
                                   -----------------


Exhibit No.                        Description
-----------                        -----------

20.1                               Monthly Reports with respect to the October
                                   16, 2000 distribution